Exhibit 99.1
REDEFINED
BUILDING VALUE IN UNCONVENTIONAL RESOURCES
Investor Presentation
JUNE 2012

Forward-Looking Statements and Terminology Used

This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder); uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions; availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors; regulatory developments; environmental risks; uncertainties in the capital markets; general economic and business conditions (including the effects of the worldwide economic recession); industry trends; and other factors detailed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.

2

Forward-Looking Statements and Terminology Used (cont.)

For filings reporting year-end 2011 reserves, the SEC permits the optional disclosure of probable and possible reserves. The Company has elected not to report probable and possible reserves in its filings with the SEC. We use the term "net risked resources" to describe the Company's internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques. Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company. Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates. We use the term "BFIT NPV10" to describe the Company's estimate of before income tax net present value discounted at 10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value. Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis. Outflows include drilling and completion capital and operating expenses. Net present value is used to analyze the profitability of a project. Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses.

3

Company Profile

- A leading producer in the Eagle Ford shale in South Texas with an exploratory position in the Southern Alberta Basin in northwest Montana
- An inventory of high-return, low-risk unconventional drilling opportunities offering long-term production and reserve growth and a balanced commodity mix
- Strong commitment to enhanced stockholder value and technological innovation to maximize efficiency and reduce costs
- Track record of success as an unconventional resource player poised to offer significant investor value into the future

4

Company Strategy

- **Leverage high-graded asset base**
  - Strengthen position as a leading pure Eagle Ford shale player
  - Develop and convert inventory of over 500 MMBoe with 13 years of drilling ahead
  - Expand production base with less than 10% of inventory drilled
- **Successfully execute business plan**
  - Grow total production and liquids volumes
  - Lower overall cost structure and improve margins
  - Capture firm transportation and processing capacity
- **Test future growth opportunities**
  - Evaluate previously untested Eagle Ford acreage
  - Test Gates Ranch reduced well spacing
  - Assess horizontal drilling program in Southern Alberta Basin
  - Pursue new growth targets through blend of acquisitions and new ventures
- **Financial strength and flexibility**
  - Low leverage
  - Sizable liquidity

5

Southern Alberta Basin
300,000 net acres
6 BBOE hydrocarbon resource in place
1500 potential locations
Exploration underway
11 delineation wells completed
7 horizontal wells drilled; 3 completed
4 horizontal well completions in progress
Eagle Ford Liquids
50,000 net acres
20 TCFE hydrocarbon resource in place
628 potential remaining locations
71 horizontal wells completed*
30.1 MBoe/d net*
Eagle Ford Dry Gas
15,000 net acres
5 TCFE hydrocarbon resource in place
171 potential locations
4 horizontal wells completed*
0.3 MBoe/d net*
* 1Q 2012 reporting
Quality Asset Base

Total Net Risked Resources
(MMBoe)
700
600
500
400
300
200
100
0
194
136
14
44
396
316
39
41
578
417
103
58
12/31/2009
12/31/2010
12/31/2011
PD Reserves
PUD Reserves
Unproved Est

• Since 2009, proved reserves more
 than doubled; total risked resources
 nearly tripled
 • Total project inventory, including
 PUDs, grew from 150 MMBoe to
 520 MMBoe
 • Less than 10% of inventory drilled
 and on production
• Growth driven by Eagle Ford Shale
• Total proved liquids mix transformed
 • 2009: 15%
 • 2010: 40%
 • 2011: 54%
• From 2009 through 2011, divested
 25 MMBoe of proved reserves for
 properties that no longer fit operating
 model; divested another 11 MMBoe
 non-core in first half 2012
Significant Growth in Asset Net Resources

MBoe/d
Eagle Ford
Other
Non-Core
50
45
40
35
30
25
20
15
10
5
-
20.7
22.4
24.0
24.5
25.9
26.8
25.6
32.0
33.8
35 - 38
39 - 44
1.1
4.9
8.2
11.3
14.9
21.6
21.7
27.4
30.4
Eagle Ford 51% CQGR
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2012 Guidance
2012 Exit Rate

Quarterly Production Performance
% Liquids: 14 19 24 29 33 46 51 49 52 60 61
% Oil:        5 7 10 12 15 18   19   22  22

SUCCESSFULLY EXECUTE BUSINESS PLAN

Other
2%
Southern
Alberta
Basin
5%
Eagle
Ford
93%

Other
3%
Facilities
4%
Drill &
Complete
93%

Includes capitalized interest and other corporate costs
Excludes New Ventures and A&D
By Region
By Region
By Category
By Category
2012E Capital - $640 Million

• Run four- to five-rig program in Eagle Ford area
 • 60 completions for year
 • Liquids-rich development
 • Additional focus on Karnes Trough area and
 Briscoe Ranch
• Complete seven-well horizontal drilling program
 in Southern Alberta Basin
 • Test new stimulation methodology
 • Maintain and high-grade acreage position
• Fund base capital program from internally-
 generated cash flow supplemented by
 borrowings under current credit facility and
 divestitures

Eagle Ford Growth Profile

MBoe/d
80
70
60
50
40
30
20
10
0
Eagle Ford production averaged 30.4 MBoe/d (90% of Rosetta's total production) during 1Q 2012
• 55% total liquids
• 24% oil / 31% NGLs
Exit Rate Guidance
39 - 44 MBoe/d
Q1 2012 Program
12 wells
2011 Program
43 Op / 10 OBO wells
2010 Program
19 wells
2009 Program
2 wells
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12

12

Top 20 Eagle Ford Operators

% of Eagle Ford Shale Production

1 11.5%
2 10.7%
3 9.5%
4 9.2%
5 8.8%
6 6.5%
7 5.8%
ROSE 5.3%
9 4.6%
10 4.1%
11 3.9%
12 2.7%
13 2.6%
14 2.5%
15 2.1%
16 1.2%
17 1.1%
18 1.1%
19 1.0%
20 0.9%
Other 5.0%
0%
5%
10%
15%

Gross Boe/d per Well

A 632
ROSE 511
C 457
D 446
E 446
F 403
G 388
H 351
I 328
J 311
K 289
L 284
M 273
N 263
O 255
P 252
Q 251
R 251
S 242
T 185
Other 157
0
200
400
600
800

Data Source: IHS, Inc., majority of reported February 2012 production (as of 5/30/2012); gross 8/8ths production.
Top 20 Eagle Ford Operators include APC, BHP, CHK, COP, CRK, CRZO, EP, EOG, GeoSouthern, Lewis, MRO, MUR, PVA, PXD, PXP, ROSE, SFY, SM, TLM, XOM.

13

COMPLETION PRIOR TO Q1 2012
COMPLETION ACTIVITY Q1 2012

Gates Ranch
Summary
• 26,500 net acres in Webb County
• 57 completions as of 12/31/2011
• 268 well locations remaining under current
 spacing assumptions
 • 1Q 2012: 10 completions
Average Well Characteristics
• Composite EUR: 1.67 MMBoe
• Condensate Yield = 64 Bbls/MMcf
• NGL Yield = 100 Bbls/MMcf
• Shrinkage = 20%
• Mix: Oil 21%, NGLs 34%
Evaluating further down-spacing

Gates Ranch – Well Spacing Illustration

1700 feet
850 feet
425 feet
5000 feet
+/- 1700 feet
565 feet
283 feet
5000 feet
+/- 1700 feet
565 feet
283 feet
5000 feet

ORIGINAL CASE
Area = 195 acres
OHIP = 15.5 MMBoe
98-acre well spacing
Well EUR = 1.7 MMBoe
Total 195 acre EUR = 3.4 MMBoe
RF = 22%

WORST CASE
Area = 195 acres
OHIP = 15.5 MMBoe
65-acre well spacing
Assumed 100% acceleration of reserves
Total 195 acre EUR = 3.4 MMBoe
Well EUR = 1.1 MMBoe
RF = 22%

BEST CASE
Area = 195 acres
OHIP = 15.5 MMBoe
65-acre well spacing
Assumed 100% incremental reserves
Total 195 acre EUR = 5.0 MMBoe
Well EUR = 1.7 MMBoe
RF = 32%

15

Gates Ranch Daily Production
Daily Equivalent Oil Production (BOED)
1000
100
0
100
200
300
400
500
600
700
800
900
Days

Composite Type Curve - 1.7 MMBoe
South Type Curve - 1.9 MMBoe
North Type Curve - 1.4 MMBoe
Gates Ranch Well Performance - North and South Areas

Gates Ranch Well-Spacing Performance

Gates Ranch Daily Production with Downspaced Wells
6 Gates Ranch North wells spaced 425 to 565 feet apart (50 to 65 acres per well).
Note: In order to compare like well performance, the well population chosen was all of our down-spaced wells with production history and all of the non down-spaced wells offsetting them on the same row where similar depths and liquids ratios exist.
21 Gates Ranch North wells spaced roughly 850 feet apart (100 acres per well).
Daily Equivalent Oil Production (BOED)
1000
100
0
50
100
150
200
250
300
Days

17

Eagle Ford Multiple Takeaway Options

Gas Transportation Capacity

Firm gross wellhead gas takeaway

- 190 MMcf/d today to 195 MMcf/d on July 1st
- 245 MMcf/d in April 2013

Four processing options – Gathering (Plant)

- Regency (Enterprise Plants)
- Energy Transfer "ETC" Dos Hermanas (King Ranch)
- Eagle Ford Gathering (Copano Houston Central)
- ETC Rich Eagle Ford Mainline (LaGrange/Jackson)

Net 3-stream takeaway increases with higher contribution of oil-weighted volumes

Oil Transportation Capacity

Gates Ranch, Briscoe Ranch and Central Dimmit Co.

- Plains Crude Gathering – Firm gathering capacity of 25,000 Bbls/d to Gardendale hub with up to 60,000 Bbls storage; started operation in April 2012
- Access to truck and rail loading and pipeline connections

Karnes Trough

- Rosetta-owned oil truck-loading facility to handle 10,000 to 12,000 Bbls/d; July 2012 start-up date
- Trucking readily available

Pricing assumptions included in Appendix

MIDSTREAM GAS INTERCONNECT/FLOW OPTIONALITY
DIMMIT COUNTY
LASALLE COUNTY
WEBB COUNTY
GONZALES COUNTY
DEWITT CO
BRISCOE RANCH
GATES RANCH
LASSETER & EPPRIGHT
VIVION
LIGHT RANCH
REILLY (DUBOSE)
KLOTZMAN
SPRINGER
SANTA CRUZ/VELA
ETC LAS BONITAS
ETC RICH EAGLE FORD MAINLINE
Interim processing at existing ETC LaGrange Plt
KM/Copano Eagle Ford Gathering LLC
ETC DIMMIT LATERAL
REGENCY
ENTERPRISE
ETC DOS HERMANAS
ETC 12" SPRINGER LATERAL
ETC BIG COWBOY
ETC Dos Hermanas / Eagle Ford Gathering (KM/Copano) Interconnect
Q2 2013
To ETC LaGrange Plant
To new ETC Jackson Plant
To Enterprise Hydrocarbons plants
To Copano Houston Central plant
To Katy Hub - no processing needed
To ExxonMobil King Ranch Plant

Well-positioned to move new production to market with access to multiple midstream service providers

18

TEST FUTURE GROWTH OPPORTUNITIES

Eagle Ford Shale Activity

- Operating two rigs in Gates Ranch and three in Briscoe Ranch, Central Dimmit County and Karnes Trough area
- Participated in 10 successful wells in non-operated Chupadera Ranch in western Webb County to date
- Scheduled to test Hanks area in LaSalle County in latter part of 2012

Guadalupe
Gonzales
Lavaca
DeWitt
Karnes
Atascosa
Zavala
Frio
Maverick
OIL
La Salle
McMullen
CONDENSATE
Live Oak
Goliad
Victoria
Bee
Refugio
GAS
Webb
Duval
Jim Wells
Nueces
Kleberg
San Patricio
Aransas

Area	Window	Net Acreage
Gates Ranch	Liquids	26,500
Non-Gates Ranch	**Liquids**	**23,500**
Encinal Area	Dry Gas	15,000
TOTAL		**65,000**

Current Drilling Activity Area

20

Briscoe Ranch

Summary

- 3,545 net acres in southern Dimmit County
- 1 completion as of 12/31/2011
- 47 well locations remaining

Average Well Characteristics

- Condensate Yield = 115 Bbls/MMcf
- NGL Yield = 122 Bbls/MMcf
- Shrinkage = 20%

Future Activity

- Drilling on first 3-well pad scheduled for 2Q 2012
- Planned full development activity will last well into 2015

Discovery Well Initial Rate* – 10/2011
1,990 Boe/d, 68% Liquids
(850 Bo/d, 490 B/d NGLs, 3,900 Mcf/d)
BRISCOE RANCH
No.36
A-1119
No.35
A-81
No.32
A-1192
No.11
A-78
No.10
A-1249
No.8
A-1113
No.5
A-75
COMPLETION PRIOR TO Q1 2012
COMPLETION ACTIVITY Q1 2012

*Seven-day stabilized rate

21

GONZALES COUNTY
DEWITT COUNTY
A 271
COMPLETION PRIOR TO Q1 2012
COMPLETION ACTIVITY Q1 2012

Karnes Trough Area
 SUMMARY
 • 1,900 net acres; located in oil window
 • 1 completion as of 12/31/2011
 • 21 well locations remaining
 • 1Q 2012: 2 completions
 • 7 wells in progress
 • Activity planned through 2013
 Klotzman (Dewitt County)
 • 1 completion as of 12/31/2011
 • 1Q 2012: 1 completion and 6 wells in
 progress
 • Constructing oil terminal to handle
 10,000 - 12,000 Bbls/d with a targeted
 July start-up date
 Reilly (Gonzales County)
 • 1Q 2012: 1 completion and 1 well in
 progress
Discovery Well Initial Rate* - 11/2011
3,033 Boe/d, 81% Oil
(2,450 Bo/d, 250 B/d NGLs, 2,000 Mcf/d)
Delineation Well Initial Rate* - 2/2012
1,463 Boe/d, 76% Oil
(1,109 Bo/d, 153 B/d NGLs, 1,200 Mcf/d)
*Seven-day stabilized rate

Central Dimmit County Area

Discovery Well Initial Rate* – 9/2011
680 Boe/d, 89% Liquids
(506 Bo/d, 102 B/d NGLs, 436 Mcf/d)
Catarina
Discovery Well Initial Rate* – 10/2010
987 Boe/d, 78% Liquids
(510 Bo/d, 260 B/d NGLs, 1,300 Mcf/d)
COMPLETION PRIOR TO Q1 2012
COMPLETION ACTIVITY Q1 2012

*Seven-day stabilized rate

Summary

- 8,100 net acres in Dimmit County
- 2 completions as of 12/31/2011
- 125 well locations remaining
  - 1Q 2012: 1 well drilling
  - 2Q 2012: 2 wells scheduled

Light Ranch

- 1 completion as of 12/31/2011
- 1Q 2012: 1 well drilling
- 2Q 2012: 1 well scheduled

Vivion

- 1 completion as of 12/31/2011

Lasseter & Eppright

- 2Q 2012: 1 well scheduled

23

Gates Ranch (75% NRI)	Briscoe Ranch (81.3% NRI)	Central Dimmit (75 – 77% NRI)	Karnes Trough (75 – 80% NRI)	Undelineated Acreage* (75 – 77% NRI)	Encinal (75 – 77% NRI)	Total
Drilling rig activity	2	1	1	1	0		5
Wells completed	57	1	2	1	0	4	65
Current Well Spacing	65	65	60	60	60 - 75	80	60 - 80
Remaining locations*	268	47	125	21	167	171	799
Capital remaining	$2.2B	$0.4B	$1.0B	$0.2B	$1.3B	$1.4B	$6.5B
Rig years (16 wells per year)	17	3	8	2	10	11	51
Years remaining (60 wells per year)							13.3

Eagle Ford Inventory
+/- 800 net wells remaining as of 12/31/2011
* Denotes roughly 10,000 net acres in the liquids window of the play in Webb (~3,000), LaSalle (~3,500), and Gonzales (~3,000) counties.

Southern Alberta Basin Activity

Well (Middle Bakken)	7-day Stabilized Test Rate, Boe/d	Lateral Feet
Tribal Riverbend 12-13H	403	+/- 3,500'
Tribal Riverbend 07-04H	154	+/- 3,500'
Fee Simonson 34-01H	104	+/- 3,700'

30 miles
45 miles
ALBERTA, CANADA
MONTANA, USA
RIVERBEND
BIG ROCK
CHALK BUTTE (WAVE)
COYOTE SPRINGS
LITTLE ROCK COULEE
FORT PIEGAN
GUNSIGHT
HAGAN FLAT
Delineation wells
Horizontal Drilled / Drilling
Horizontal Completions

Key Learnings

- Confirmed significant resource in place, 6 billion BOE
- Advanced the well science work needed to "crack code" of complex play
  - Identified fracture azimuth and orientation
  - Achieved good vertical growth in initial stimulations
- Identified fracture stimulation design improvements to utilize in three of four remaining horizontal well completions
  - Improve isolation for more effective stimulations (cement casing and perf & plug)

Next Steps

- Complete seven-well horizontal drilling program
- Maintain and high-grade acreage position
- Engage industry service providers to identify opportunities to expand infrastructure and reduce costs in the basin

25

FINANCIAL STRENGTH
AND FLEXIBILITY

Margin Expansion

$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
37.63
33.62
36.30
39.68
41.72
47.70
43.71
43.57
43.01
17.44
16.84
13.79
15.95
15.66
13.40
11.63
13.64
13.34
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
Average Realized Price, with realized derivatives
Total Cash Costs (1)

27

Liquid Derivatives (Bbls/d)

14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
12,300
4,700
7,600
9,250
2,500
6,750
3,000
1,000
2,000
2012
2013
2014
Oil (Collars)
NGLs (Swaps)

Natural Gas Derivatives (MMBtu/d x 1,000)

40
30
20
10
0
20
$5.13
X
$6.31
2012
2013
2014
Swaps
Collars

Commodity Derivatives
Note: Derivatives position as of March 31, 2012. NGL derivatives exclude the Ethane component.
$63.77
$63.00
$64.48
$81.03
X
$117.03
$81.01
X
$118.86
$82.50
X
$111.95

Total Debt Structure
($MM)
400
350
300
250
200
150
100
50
0
200
20
130
200
20
30
200
20
30
4Q 2010
4Q 2011
1Q 2012
Drawn Revolver
2nd Lien
High Yield

Capital Structure
1600
1400
1200
1000
800
600
400
200
0
40%
30%
20%
10%
0%
40%
28%
28%
529
350
0
633
230
20
655
230
20
4Q 2010
4Q 2011
1Q 2012
ST Debt
LT Debt
SH Equity
Debt-to-Cap

Debt and Capital Structure
350
250
883
879

250
905
Note: As of May 4, 2012, total debt is $250 million.
($MM)

Total Liquidity
($MM)
700
600
500
400
300
200
100
0
195
295
295
42
47
53
4Q 2010
4Q 2011
1Q 2012
5/4/2012
Cash
Undrawn Revolver

Adequate liquidity available to fund 2012
$640 million capital program
• Borrowing base raised in April, 2012 based
  on performance
• $595 million of $625 million borrowing base
  available as of May 4th
• Lobo and Olmos divestiture ($95 million,
  before purchase price adjustments)
In low-price environment, $250 million in
capital required to maintain 2012
production level flat versus 2011 exit
rate
Liquidity

342
237
348
620

Asset Base High-Graded
• Focused on liquids-rich targets in Eagle Ford with significant project inventory
• Completed divestiture program; redeployed proceeds
• Continued to evaluate Southern Alberta Basin option
Executing Business Plan
• Doubled proved reserves since 12/31/2010
• Increased Gates Ranch recoveries
• Increased firm take-away capacity
• Projected strong 2012 growth and exit rates
Testing Growth Opportunities
• Increased Gates Ranch well density; testing further down-spacing
• Three discoveries in other Eagle Ford areas
• Complete and evaluate results of Southern Alberta Basin horizontal program
• Pursue new growth targets through blend of acquisitions and new ventures
Financial Strength and Flexibility
• Debt-to-capitalization ratio less than 30%
• Approximately $620 million in liquidity as of early May 2012
Summary

APPENDIX

	2012 Full Year

Production, MBoe/d (60% liquids)	35	-	38
Exit Rate, MBoe/d (61% liquids)	39	-	44

$/BOE
Direct Lease Operating Expense	$ 1.30	-	$ 1.45
Workover Expenses		-
Insurance	0.10	-	0.11
Ad Valorem Tax	0.75	-	0.85
Treating and Transportation	3.85	-	4.25
Production Taxes	1.50	-	1.65
DD&A	11.30	-	12.00
G&A, excluding Stock-Based Compensation	3.60	-	4.00
Interest Expense	1.55	-	1.70

Annual Guidance

Annual Guidance – Framing For Quarterly Models

- **Volumes (Full Year 35 – 38 MBoe/d)**
  - 1Q 2012: 33.8 MBoe/d with 30.4 MBoe/d from Eagle Ford
  - "Lumpy" quarterly production
  - Back-end loaded oil production ramp-up to match timing of start-up of Klotzman oil facilities
- **Product Mix (Full Year 60% total liquids)**
  - 1Q 2012: Oil 22%, NGLs 30% (Eagle Ford only – Oil 24%, NGLs 31%)
  - Oil percentage ramp-up back-end loaded to 3rd and 4th quarters; timing of oilier production contributions from Karnes Trough area and Briscoe Ranch
  - Treating & Transportation fees impacted by mix changes
- **Crude Oil Pricing**
  - 2012E: 70% WTI less 5-10% for gravity & transportation / 30% LLS less 10%
    - LLS pricing less gravity & transportation starting in mid-2012 on 5,000 Bbls/d at Gardendale
    - Premium WTI pricing at Karnes Trough weighted to 3rd and 4th quarters; no adjustments for gravity and transportation
- **NGL pricing (Mount Belvieu Benchmark)**
  - Adjust for fractionation fees approximately $3 to $4 per barrel
  - Adjust for reported derivative activity, excluding ethane
  - Pricing estimates based on % of WTI not as correlative

Gates Ranch NGL Breakdown
Feb 2012

C5+
8%
C4
18%
C2
Ethane
45%
C3
29%

34

	1Q 2012	4Q 2011	2011	2010
Daily rate (MBoe/d)	33.8	32.0	27.6	22.9
Oil% / NGLs%	22% / 30%	22% / 27%	18% / 26%	9% / 13%
	$/Boe	$/Boe	$/Boe	$/Boe
Average realized price (without realized derivatives)	$42.37	$42.69	$42.45	$32.98
Average realized price (with realized derivatives)	$43.01	$43.57	$44.18	$36.85
Direct lease operating expense	$1.89	$1.98	$2.72	$4.52
Workovers / Insurance / Ad valorem tax	0.87	0.37	0.75	1.58
Lease operating expense	$2.76	$2.35	$3.47	$6.10
Treating and transportation	3.90	2.89	2.22	0.83
Production taxes	1.05	1.81	1.20	0.71
General and administrative costs¹	3.86	5.02	4.59	5.04
Interest expense	1.77	1.57	2.11	3.23
Total cash costs2	$13.34	$13.64	$13.59	$15.91
Cash Margin2 (without realized derivatives)	$29.03	$29.05	$28.86	$17.07
Cash Margin2 (with realized derivatives)	$29.67	$29.93	$30.59	$20.94
Margin Improvement

1. Excludes stock-based compensation expense
2. Total cash costs (a non-GAAP measure) is calculated as the sum of all average costs per Boe, excluding DD&A and stock-based compensation. Cash Margin (a non-GAAP measure) is calculated as the difference between average realized equivalent price and total cash costs. Management believes this presentation may be helpful to investors as it represents average cash costs incurred by our oil, NGL and natural gas producing activities as compared to average realized price based on revenue generated. These measures are not intended to replace
 GAAP statistics but rather to provide additional information that may be helpful in evaluating trends and performance.

REDEFINED
BUILDING VALUE IN UNCONVENTIONAL RESOURCES